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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 12, 2002
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                                   Curis, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         000-30347                  04-3505116
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(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)


           61 Moulton Street Cambridge, Massachusetts            02138
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            (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (617) 503-6500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On November 12, 2002, Curis, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2002.

         The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                Description
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  99.1                     Press release, dated November 12, 2002, announcing
                           the financial results of Curis, Inc. for the third quarter ended September 30, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CURIS, INC.


Date:    November 15, 2002              By: /s/ Daniel R. Passeri
                                            -----------------------------------
                                            Daniel R. Passeri
                                            President, Chief Executive Officer,
                                            Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

  99.1 Press release, dated November 12, 2002, announcing the financial results of Curis, Inc. for the third quarter ended September 30, 2002.






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